UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, Colorado 80120

(Address of principal executive offices)           (Zip Code)

(Registrant’s telephone number, including area code)  (303) 798-5235

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of the close of business on April 30, 2015, Kirk Stingley resigned as the Chief Financial Officer of American Eagle Energy Corporation to pursue other interests in the private sector. We thank him for his many years of dedicated service.

(c) Effective as of the opening of business on May 1, 2015, our board of directors appointed Martin J. (Marty) Beskow, age 44, as our Chief Financial Officer. Marty will also continue as our Vice President of Capital Markets and Strategy, the role in which he has served since he joined us in October of 2013. Prior to joining us, and commencing in March of 2012, Marty served as an Executive Vice President and Vice President of Finance and Capital Markets for Emerald Oil Inc. and, before that, commencing in August of 2010, as a Vice President and Senior Equity Analyst in Northland Securities Inc.’s research group, covering E&P companies. His previous experience includes service as a Vice President and Portfolio Manager for Blue Water Capital Advisors, a Vice President of Interlachen Capital Group LP, and a Principal at Stonehill Financial, having commenced his career in the audit practice of KPMG LLP. Marty is a Charter Financial Analyst (CFA), Certified Public Accountant (CPA, inactive), and Accredited in Business Valuation (ABV). He received his B.S. in Accounting, magna cum laude, from St. Cloud State University in 1992. As disclosed in our Annual Report on Form 10-K for our fiscal year ended December 31, 2014, Marty’s cash compensation during our 2014 and 2013 fiscal years was $200,000 and $208,750, respectively, and he holds options for the purchase of up to (i) 3,125 shares of our common stock (50% of which are fully vested and the other 50% vest on December 13 of this year), with an exercise price of $8.68 per share, and (ii) 25,000 shares of our common stock (50% of which are fully vested and the other 50% of which vest on October 1 of this year), with an exercise price of $1.68 per share.

There is no arrangement or understanding between Marty and any other person pursuant to which he was appointed as the Chief Financial Officer of the Company. Aside for the foregoing, there are no transactions in which Marty has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On May 5, 2015, the Company issued a press release announcing the resignation of Mr. Stingley and the appointment of Mr. Beskow. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description of Exhibit
	99.1*	Press Release dated May 5, 2015

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2015	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer